                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): September 13, 2001

                                 ODETICS, INC.
              (Exact Name of Registrant as Specified in Charter)


        Delaware                            001-08762                        95-2588496
------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction of        (Commission File Number)      (IRS Employer Identification No.)
       Incorporation)


        1515 South Manchester Avenue, Anaheim, California   92802
        ------------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)

      Registrant's telephone number, including area code:  (714) 774-5000

                                Not Applicable
            ------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)
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Item 5. Other Events

     On September 13, 2001, Odetics, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Exhibits

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits

          99.1  Press Release dated September 13, 2001 of Odetics, Inc..

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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2001
                              ODETICS, INC.,
                              a Delaware corporation


                              By: /s/ Gregory A. Miner
                                 -----------------------------
                               Gregory A. Miner
                               Vice President, Chief Operating
                               Officer and Chief Financial Officer


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